D e c e m b e r 2 0 2 1 I n v e s t o r P r e s e n t a t i o n A d v a n c i n g S i m p l i f i c a t i o n , P i v o t i n g t o G r o w t h

Statements in this presentation that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve a number of risks and uncertainties that could cause actual results to differ materially from those contemplated by the relevant forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding possible or assumed future results of operations, business strategies, growth opportunities and competitive positions, as well as the rapidly changing challenges with, and the Company's plans and responses to, the novel coronavirus (COVID-19) pandemic and related economic disruptions. Such forward-looking statements speak only as of the date the statements were made and are not guarantees of future performance. Forward-looking statements are subject to a number of risks, uncertainties, assumptions and other factors that could cause actual results and the timing of certain events to differ materially from those expressed in or implied by the forward-looking statements. These factors include, but are not limited to, prevailing market conditions and other factors related to the Company's REIT status and the Company's business, risks associated with COVID-19 and its impacts on the Company's businesses, results of operations, liquidity and financial condition, the evaluation of alternatives by the Company related to its materials and construction business and by the Company's joint venture related to the development of Kukui‘ula, generally discussed in the Company's most recent Form 10-K, Form 10-Q and other filings with the SEC. The information in this presentation should be evaluated in light of these important risk factors. We do not undertake any obligation to update the Company's forward-looking statements. SAFE HARBOR STATEMENT 2Alexander & Baldwin I NYSE: ALEXPartners for Hawai‘i

3Alexander & Baldwin I NYSE: ALEXPartners for Hawai’i S U P E R I O R M A R K E T F U N D A M E N T A L S Dynamic, Growing Market with Structural Limitations on New Supply H I G H - Q U A L I T Y P O R T F O L I O Irreplaceable Assets with Embedded Growth Opportunities S I M P L I F I C A T I O N N E A R I N G C O M P L E T I O N Facilitates Pivot Back to CRE Investments S T R O N G B A L A N C E S H E E T Supports Accelerated Investment Activity C O M M I T M E N T T O C O R P O R A T E R E S P O N S I B I L I T Y Significant Progress in ESG Initiatives in Recent Years ADVANCING SIMPLIFICATION, PIVOTING TO GROWTH ‘

4Alexander & Baldwin I NYSE: ALEXPartners for Hawai‘i Strong Consumer Demand Due to Favorable Market Metrics 2.8% JOB GROWTH 3.0% INCOME GROWTH HAWAI‘I MARKET: SUPERIOR LONG-TERM FUNDAMENTALS D Y N A M I C M A R K E T W I T H S U B S T A N T I A L B A R R I E R S T O E N T R Y Source: Green Street Advisors. 5-Year Hawai‘i Forecasts (Growth Rates Annualized; Rankings 1-50 with 1 being best) Supply Constraints Due to Long Entitlement Process 3-5 YEARS FOR COUNTY GENERAL PLAN INCLUSION 3-5 YEARS FOR STATE LAND USE URBAN DESIGNATION Lengthy & Complex Entitlement Process 3-5 YEARS FOR COUNTY URBAN ZONING 9 to 15 years $797 A&B Full-Year 2020 Average Traditional Grocer Sales $33.09 A&B Retail ABR PSF $20.35 Peer Average Retail ABR PSF $15.13 A&B Industrial ABR PSF $8.25 Peer Average Industrial ABR PSF vs vs Source: Green Street Advisors and Company disclosures; comparative data set represents strip retail and industrial REITs under Green Street coverage. Fundamentals Drive Performance: Q3 2021 High Retail and Industrial Performance Due to Market Factors #3 RANK IN JOB GROWTH OUT OF 50 #4 RANK IN INCOME GROWTH OUT OF 50

I R R E P L A C E A B L E A S S E T S Strategically located portfolio of high-quality, needs-based retail, industrial and ground lease assets Largest portfolio of grocery-anchored, neighborhood shopping centers in Hawai‘i The “one-stop shop” for new market entrants with both retail and light industrial/distribution needs High-performing market with compelling growth opportunities • Many retail chains’ top-performing stores are in Hawai‘i (e.g., Sam’s Club, Safeway, Home Depot and California Pizza Kitchen) • 32%1 of nation’s top-25 retailers and QSRs do not currently have any operational Hawai‘i locations OUTSTANDING PORTFOLIO Total NOI (2019; Pre-COVID) $104.2M Total NOI (2020) $94.3M Total NOI (Q3 2021) $28.1M O A H U Hawai‘i GDP2 I 74% Q3 2021 NOI I 70% M A U I Hawai‘i GDP2 I 11% Q3 2021 NOI I 13% O T H E R I S L A N D S Hawai‘i GDP2 I 15% Q3 2021 NOI I 17% 2: Per State of Hawai‘i DBEDT data. 1: Per QSR Magazine and National Retail Federation data. Note: See appendix for a statement on management’s use of non-GAAP financial measures and reconciliations. OAHU MAUI HAWAI‘I ISLAND KAUAI 5Alexander & Baldwin I NYSE: ALEXPartners for Hawai‘i

Return of 10% on repositioning capital spent and current leased occupancy of 99.8%. Return of 11% on repositioning capital spent and current leased occupancy of 100%. Estimated return of 9% on repositioning capital spend and current leased occupancy of 94.0%. I R R E P L A C E A B L E A S S E T S W I T H E M B E D D E D G R O W T H U P S I D E E X P E R T I S E I N U N L O C K I N G V A L U E - A D D O P P O R T U N I T I E S P E A R L H I G H L A N D S C E N T E R Refresh of Asset and Effective Leasing L A U H A L A S H O P S Reversion of Ground Lease Asset A I K A H I P A R K S H O P P I N G C E N T E R Reversion of Ground Lease Asset, Redevelopment of Aging Asset and GLA Expansion 6Alexander & Baldwin I NYSE: ALEXPartners for Hawai‘i

7Alexander & Baldwin I NYSE: ALEXPartners for Hawai’i Well-positioned for continued simplification. Expect to achieve vision of becoming a pure-play Hawai‘i commercial real estate company in near term. Steady monetization of non-core assets to date and strong prospects for continued simplification in 2021 have strengthened balance sheet and enabled a renewed focus on CRE growth. SIMPLIFICATION NEARING COMPLETION F A C I L I T A T E S P I V O T B A C K T O C R E I N V E S T M E N T S Land Ops. $121.0M Materials & Construction $210.3M IDENTIFIED ASSET VALUE As of November 30, 2021 • Land Operations (Net BV $21.8M) Maui Business Park carrying value: $25.4M • 25,800-acre land portfolio • Development-for-sale portfolio • Materials & Construction businesses (Net BV $166.1M) Grace Pacific carrying value: $134.7M $1.9B Asset Value CRE $1,502.4M 22 Retail Properties 10 Industrial Properties 4 Office Properties 50 Ground Leases on 146 Acres 79% CRE-Identified Assets Value 21% Non-CRE Assets Value Internal capital sources to fuel CRE growth Note: See appendix for a statement on management’s use of non-GAAP financial measures and reconciliations. $26.7M $104.2M $94.3M 0 20 40 60 80 100 120 2012 2019 (Pre-COVID) 2020 $ in Millions Nearly Fourfold Hawai‘i NOI Increase Since 2012 H A W A I ‘ I N O I ‘

8Alexander & Baldwin I NYSE: ALEXPartners for Hawai‘i During Q3 2021, to ensure A&B has all the necessary tools to maximize shareholder value as a REIT: After closing the recast credit facility, no material debt maturities until 2024 TOTAL LIQUIDITY I $383M CASH I $26M UNDRAWN REVOLVER I $357M $26 M $357 M STRONG BALANCE SHEET A M P L E L I Q U I D I T Y T O S U P P O R T A C C E L E R A T E D C R E G R O W T H $383M As of September 30, 2021, Net Debt to TTM Consolidated Adjusted EBITDA was 5.5x, down from 6.6x one year ago • Closed the recast of credit facility, increasing total capacity from $450 million to $500 million, with additional favorable changes • Established an At-the-Market equity issuance program of up to $150 million − Combined with existing share repurchase authorization, provides robust capital markets tools as we complete simplification efforts and pivot to growth

9Alexander & Baldwin I NYSE: ALEXPartners for Hawai’i A C T I V E I N V E S T M E N T S T E A M New industrial acquisition announced, with additional acquisitions expected 1 5 0 - Y E A R H I S T O R Y Successfully operating in high-performing, high barrier to entry Hawai‘i market H A W A I ‘ I “ S H A R P S H O O T E R ” Deep market knowledge providing superior sourcing advantages, including off-market and first look opportunities P O T E N T I A L U T I L I Z A T I O N OP Units to facilitate tax-advantaged transactions D E E P E X P E R T I S E In development and redevelopment G R O W C R E P O R T F O L I O Internal options through existing entitled land, ground lease and redevelopment opportunities GROW CRE PORTFOLIO M U L T I - P R O N G E D A P P R O A C H 22% 78% A&B Other 2% 98% A&B Other Vast growth opportunities in preferred asset types Of Total Improved Property NOI in 2020 Grocery or drugstore anchored assets15 Sq. Ft. of GLA2.2M Leased Occupancy93.2% 62% Sq. Ft. of GLA Total Market ~10M A N C H O R E D R E T A I L A S S E T O W N E R S H I P I N H A W A I ‘ I I N D U S T R I A L A S S E T O W N E R S H I P I N H A W A I ‘ I Industrial assets10 Sq. Ft. of GLA1.2M Leased Occupancy98.0% 23% Sq. Ft. of GLA Total Market ~60M Of Total Improved Property NOI in 2020 ‘ THROUGH EXISTING GROUND LEASE, REDEVELOPMENT AND ENTITLED LAND OPPORTUNITIES

10Alexander & Baldwin I NYSE: ALEXPartners for Hawai‘i COMMITMENT TO CORPORATE RESPONSIBILITY IMPROVING HAWAI‘I’S COMMUNITIES AND CREATING VALUE FOR STAKEHOLDERS AS PARTNERS FOR HAWAI‘I Proactive ESG agenda implemented over past several years, consistent with Company’s DNA and local commitment Published second Corporate Responsibility Report with enhanced GHG and SASB disclosures 2020 Nareit Diversity, Equity & Inclusion (DEI) Silver Award Winner; other local and national awards for ESG efforts SOCIAL GOVERNANCEENVIRONMENTAL • Lau Hala Shops redevelopment in Kailua won two awards, including prestigious national gold award from ICSC • Supported 230 local organizations and non- profits during 2020 • Recognized by Nareit as Silver Award winner for Diversity, Equity and Inclusion • Recognized by Pacific Business News as Corporate Award winner at Business of Pride Awards • Increased Board independence, and enhanced gender and ethnic diversity • Board refresh adds new perspectives and keeps the CEO and Chairman roles separate R E C E N T E S G R E C O G N I T I O N S L I N K T O V I D E O

11Alexander & Baldwin I NYSE: ALEXPartners for Hawai’i Number of Properties Retail (“Needs-Based”) Industrial Ground Lease Office 86 22 10 50 4 Total GLA (Sq. Ft.)1 Retail Industrial Office Ground Leases 3.9 M 2.5M 1.2M 0.1M 146 acres Portfolio Leased Occupancy % Portfolio Economic Occupancy % 94.6% 92.0% Total Portfolio Rent Spread Total portfolio rent spread for trailing four quarters 2.3% 6.1% Annualized Base Rent (ABR) Per Sq. Ft. Retail Industrial Office $27.07 $33.09 $15.13 $33.61 % of Retail ABR from Anchored Properties (Grocery/Pharmacy/Warehouse Club) 89% Equity Market Cap $1.7B Net Debt to TTM Consolidated Adjusted EBITDA 5.5x Total Liquidity $383.4M *As of September 30, 2021 1: Due to rounding, Total GLA does not foot to portfolio segments. ‘ Alexander & Baldwin BUS I NE SS O V E R VIEW*

STRONG Q3 2021 CRE RESULTS C R E P O R T F O L I O C O N T I N U E S T O P E R F O R M V E R Y W E L L NOI up nearly 30% year-over-year due to greatly improved tenant performance, including impact of reversals of reserves S T R O N G L E A S I N G A C T I V I T Y W I T H R E C O R D N E W L E A S E V O L U M E Outstanding leasing demand, with another consecutive quarter of record new lease volume O V E R A L L & S A M E - S T O R E L E A S E D O C C U P A N C Y O F 9 4 . 6 % Solid overall leased and Same-Store leased occupancy realizes positive incremental movement of 60 basis points over prior quarter Partners for Hawai‘i 12Alexander & Baldwin I NYSE: ALEX

13Alexander & Baldwin I NYSE: ALEXPartners for Hawai‘i The Company increased its annual 2021 guidance to reflect its improved outlook REVISED GUIDANCE • Core FFO per diluted share • CRE Same-Store NOI $0.88 to $0.92 10% to 12% R E V I S E D $0.81 to $0.87 7% to 10% P R I O R Note: See appendix for a statement on management’s use of non-GAAP financial measures and reconciliations. O R G A N I C S A M E - S T O R E N O I G R O W T H Significant contractual rent step-ups across Same-Store portfolio, including $1+ million in ground lease growth I N C R E M E N T A L N O I G R O W T H F R O M D E V E L O P M E N T A N D R E D E V E L O P M E N T New economic occupancy at Ho‘okele Shopping Center and Aikahi Park Shopping Center: high-six-figure incremental NOI in 2021 and additional upside beyond this year C O L L E C T I O N S A N D B A D D E B T R E S E R V E S Cash recoveries related to reserves established in 2020 may continue to provide an upside opportunity in 2021, though expect lower such collections in the fourth quarter compared to the first nine months of 2021

SIMPLIFICATION EFFORTS • Strong progress made in advancing strategic simplification efforts in 2021, with expectation of additional non-core land transactions by year end and continued progress next year • Monetization of non-core assets has strengthened balance sheet and enabled a renewed focus on CRE growth • Nearing goal of becoming pure-play Hawai‘i commercial real estate company N o n - C o r e A s s e t M o n e t i z a t i o n Status Non-Core Asset Type Quantity Total Proceeds ($M) Closed in 2021 Landholdings 282 acres $15.3M Maui Business Park II 9 acres $9.2M Kukui‘ula (YTD until sale of project) 42 units & 2 bulk parcels $41M Kukui‘ula Sale of Project $113M Possible Q4 2021 Closing Landholdings ~1,500 acres ~$25M Partners for Hawai’i 14Alexander & Baldwin I NYSE: ALEX Land Operations, $230.6 M Materials and Construction Other CRE As of 9/30/2021 Identified Asset Value Land Operations, $121.0 M Materials and Construction Other CRE As of 11/30/2021 24% Non-CRE Assets Value 21% Non-CRE Assets Value

15Alexander & Baldwin I NYSE: ALEXPartners for Hawai‘i MATERIALS & CONSTRUCTION • Generated positive Adjusted EBITDA in Q3 2021, reflecting progression of improving results each quarter in 2021 as paving projects commence • Optimistic outlook supported by significant uptick in trend of backlog turning to contracted work • Strong contracted backlog enhances productivity and should drive greater earnings in quarters ahead Backlog And Contracted Work By Quarter1 Q1 2019 – Q3 2021 1: Excludes backlog for GPRM Prestress, sold as of Jan. 1, 2020.

C O M M E R C I A L R E A L E S T A T E 16Alexander & Baldwin I NYSE: ALEXPartners for Hawai’i

17Alexander & Baldwin I NYSE: ALEXPartners for Hawai’i Strategically diversified portfolio of primarily grocery- anchored, community-based retail and services well positioned for an evolving market as people’s lives increasingly are centered around their neighborhoods. PORTFOLIO COMPOSITION OF IRREPLACEABLE ASSETS A B R E X P O S U R E B Y C A T E G O R Y A S O F Q 3 2 0 2 1 Non- Essential Retail Essential Retail/Restaurants 48%Ground Leases, Industrial and Office 33% Non-Essential Retail 19% Portfolio Composition % of ABR Essential Retail ABR Exposure by Category Ground/Industrial/Office 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% ‘

18Alexander & Baldwin I NYSE: ALEXPartners for Hawai’i HIGH-QUALITY ASSETS A B R B Y A N C H O R E D P R O P E R T Y T Y P E Warehouse Club 13% Strip Retail 7% Ground 15% Industrial 16% Office 4% Total Portfolio ABR by Anchored Property Type 1: Includes Shadow-Anchored Grocer/ Pharmacy 45%1 Grocer/Pharmacy 69% Warehouse Club 20% Strip Retail 11% Retail ABR by Anchored Property Type 89% of Retail ABR is derived from centers anchored by Grocery, Pharmacy or Warehouse Clubs

19Alexander & Baldwin I NYSE: ALEXPartners for Hawai’i HIGH-QUALITY TENANTS 1: Excludes ground leases. The leased premises in the GP/RM Prestress, LLC lease is yard space and therefore, not included in GLA. 2: Dollars in thousands. 3: Current status as of September 30, 2021. Top Ten Tenants Tenant1 # of Leases ABR2 Status3 Category 7 $7,425 Paying Grocery – National 1 $3,308 Paying Warehouse – National 6 $2,752 Paying Drugstore – National 7 $2,088 Paying Grocery – Local 2 $1,992 Paying Discount – National 2 $1,889 Paying Moving – National 1 $1,636 Paying Materials & Construction – Local 1 $1,513 Paying Fitness – National 3 $1,508 Paying Beauty – National 3 $1,358 Paying Pet – National Total 33 $25,469 Low Exposure to Green Street “National Watchlist” Tenants 0% 1% 2% 3% 4% 5% 6% 7% 8% 9% SITC RPAI KIM UE BRX AKR WRI FRT ROIC REG ALEX Strip Center REITs - Watchlist & Bankruptcy Tenants (Estimated % of Pro-Rata Rent) BK Tenants Watchlist Tenants Source: Green Street Advisors Strip Center Sector Report, August 2020.

K A I M U K I S H O P P I N G C E N T E R Kaimuki Shopping Center ground lease FMV reset resulted in a 29% ABR increase with additional contract steps in years 3 and 7. H A R T Honolulu County ground lease contractual step-up resulted in a 34% ABR increase. W I N D W A R D C I T Y S H O P P I N G C E N T E R Windward City Shopping Center ground lease FMV reset upcoming in 2023, with similar recent FMV resets resulting in 30% to 70% ABR increases. GROUND LEASES S E C U R E , W I T H U P S I D E Tenant leases land and operates property for lease term1 3 2 A&B collects ground rent, including FMV and contractual escalations and/or percentage rent during the lease term Building and other tenant improvements revert to A&B upon expiration or tenant default BENEFITS • Ground lease payment is senior to all other financial obligations • Costs of ownership are passed to tenant; minimal landlord ownership and operating expenses • No capital expenditure or tenant improvement costs • Minimal property management required • Significant value creation upside at lease reversion and FMV reset 20Alexander & Baldwin I NYSE: ALEXPartners for Hawai’i FUTURE OPPORTUNITY 2020 2021

21Alexander & Baldwin I NYSE: ALEXPartners for Hawai‘i • Reached substantial completion of central shops • Tenant build-out and additional refresh work continues, with target stabilization in Q4 2022 AIKAHI PARK SHOPPING CENTER MANOA MARKETPLACE • Next property in repositioning pipeline • Well-located community center, with target stabilization in 2023 ESTIMATED RETURN ON INVESTMENT 8.2% to 9% ANTICIPATED INCREMENTAL ANNUAL NOI UPLIFT $1.5M to $1.7M ESTIMATED RETURN ON INVESTMENT EXPECTED INVESTMENT $8M Low Double Digits ’ R E D E V E L O P M E N T & R E P O S I T I O N I N G EMBEDDED GROWTH

22Alexander & Baldwin I NYSE: ALEXPartners for Hawai‘i C O M P E T I T I V E A D V A N T A G E A T M A U I B U S I N E S S P A R K I I GROUND-UP DEVELOPMENT OF COMMERCIAL ASSETS I N D U S T R I A L Highly desirable commercial and light industrial development given proximity to Kahului Airport, Kahului Harbor and main Maui roadways • 60.3 acres remaining of light industrial lots in Kahului, Maui • Flexible zoning for light industrial, retail and office use • Strategically developing and offering build-to-suit lease arrangements for tenants, while monetizing select parcels to owner-users M A U I B U S I N E S S P A R K I I R E T A I L Ho’okele Shopping Center • Phase one development of 71,400-sq. ft. center complete • Safeway grocery store, gas station, and convenience store anchor property • Strong phase one leasing activity continues • Expected stabilized yield of approximately 8% rt ers for Hawai‘i Alexander & Baldwin I NYSE: ALE

Alexander & Baldwin – Partners for Hawaii 23Alexander & Baldwin I NYSE: ALEX 23Partners for Hawai’i Structure can provide unique diversification, liquidity and estate benefits to sellers UPREIT • Anchored & strip retail centers • Industrial/flex warehouses • Mixed-use urban with retail components Local presence provides access to off-market pipeline: Target property types $1.0B Invested since 2013 90%+ First-look or off-market acquisitions CRE GROWTH VIA ACQUISITIONS Grocery-Anchored Retail Assets Industrial Assets Ground Lease Assets Queens’ MarketPlace Waipouli Town Center Kapolei Enterprise Center Opule Street Industrial Kapolei Business Park West Lot 31 Home Depot Iwilei Ag land sale proceeds fully reinvested in A&B’s preferred asset classes of grocery-anchored, industrial and ground leases; geographically balanced between Oahu and neighbor islands. INVESTMENTS VIA 1031 EXCHANGES • Sale-leasebacks with creditworthy businesses • Leased-fee interests • Retail/industrial development opportunities Actively looking to strategically grow CRE portfolio, focused on industrial and anchored retail assets, with ample future growth opportunities for both asset classes within Hawai‘i RECENT ACQUISITIONS (LATE 2018 – EARLY 2019) Focused on growth via acquisitions as non-core disposition process continues. Deep market knowledge and long-standing relationships provide an acquisition advantage, with off-market or first look opportunities. CRE PORTFOLIO G R O W T H V E H I C L E S Alexander & Baldwin I NYSE: ALEX

P O S T - Q 3 2 0 2 1 : K A L I H I K A I I N D U S T R I A L A C Q U I S I T I O N • 42K sf warehouse and 29K sf industrial yard • Utilized §1033 funds set to expire at year end • Aligns with desire to expand industrial footprint, given strong industrial fundamentals PIVOTING TO GROWTH 24Alexander & Baldwin I NYSE: ALEXPartners for Hawai’i • Taking advantage of Hawai‘i focus and decades-long relationships to uncover the best value in market • Transaction market is now slowly reopening, thus prudently reviewing and restocking pipeline • Strong balance sheet and cash flows from CRE portfolio provide dry powder to pursue an active growth strategy going forward S h i f t i n g O u r A t t e n t i o n t o A c q u i s i t i o n s • Well-located industrial property in Urban Oahu • Near airport and harbor • Off-market acquisition

POST-Q3 2021 ACQUISITIONS: K A P O L E I B U S I N E S S P A R K W E S T L O T S ( U N D E R C O N T R A C T T O B E C L O S E D ) 25Alexander & Baldwin I NYSE: ALEXPartners for Hawai’i • Two lots totaling approximately 3 acres of industrial land • Well located within Oahu submarket where most new industrial product is being developed • Utilizes §1031 and §1033 funds set to expire at year end • Will offer build-to-suit lease arrangements to tenants to grow industrial portfolio • Aligns with desire to expand industrial footprint, given strong industrial fundamentals

PEARL HIGHLANDS CENTER 26Alexander & Baldwin I NYSE: ALEXPartners for Hawai’i • Commenced construction of 1.3-megawatt rooftop photovoltaic system • Sized to offset 100% of common area energy and provide additional power to select tenants • Beginning of broader rooftop solar initiative across CRE portfolio OPERATIONAL TIMING Late 2022 ANTICIPATED INCREMENTAL ANNUAL NOI UPLIFT $300K S U S T A I N A B I L I T Y I N I T I A T I V E

27Alexander & Baldwin I NYSE: ALEXPartners for Hawai’i C O V I D U P D A T E

28Alexander & Baldwin I NYSE: ALEXPartners for Hawai‘i • Dramatic recovery in tourism and employment continues • Peak summer travel in July at 89% of record 2019 levels, and expectations for a strong holiday season • State’s unemployment levels sunk to a 19-month low of 6.3% in October • State’s strong tourism levels in 2021 are with essentially NO international travelers, thus a great sign for further growth • In November, Governor announced loosened gathering restrictions in Hawai‘i and alignment with federal international travel requirements DELTA SURGE SUCCESSFULLY CURBED IN HAWAI‘I Hawai‘i Epidemic Curve 5/1/2021 – 12/11/2021 Source: COVID-19 State of Hawai‘i Portal, Data as of 12/11/2021. rt ers for Hawai‘i

29Alexander & Baldwin I NYSE: ALEXPartners for Hawai‘i CRE RECOVERY rt ers for Hawai‘i $- $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 $21.5 $22.5 $23.5 $24.5 $25.5 $26.5 $27.5 $28.5 $29.5 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 C o vi d -R el at ed N O I C h ar ge s, N et ( $ M ) N O I ( $ M ) CRE NOI Growth As Covid-Related NOI Charges Decline NOI Covid-Related NOI Charges (Net) $30.0 $32.0 $34.0 $36.0 $38.0 $40.0 $42.0 $44.0 $20.0 $22.0 $24.0 $26.0 $28.0 $30.0 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 C as h C o lle ct io n s ($ M ) N O I ( $ M ) CRE NOI Growth As Cash Collections Continue to Trend Upward NOI Collections

30Alexander & Baldwin I NYSE: ALEXPartners for Hawai’i CRE BAD DEBT RESERVE Q 3 2 0 2 1 Resort Retail 20% Retail Non-Resort 69% Industrial 9% Office 1% Ground Leases 1% Resort Retail 5% Retail Non- Resort 60% Industrial 16% Office 4% Ground Leases 15% Q3 2021 Bad Debt Reserve Q3 2021 ABR - Portfolio • Resort retail responsible for about one-fifth of reserve, despite being just 5% of portfolio

C O M M I T M E N T T O C O R P O R A T E R E S P O N S I B I L I T Y Partners for Hawai’i 31Alexander & Baldwin I NYSE: ALEX

32Alexander & Baldwin I NYSE: ALEXPartners for Hawai‘i SUPPORTING OUR COMMUNITIES A&B allocated 20% of its annual giving budget in 2020 to support non-profits on the frontline of COVID-19 relief and to provide stability to those most affected by the impacts of this pandemic in key communities, working with trusted long-term non-profit partners.

33Alexander & Baldwin I NYSE: ALEXPartners for Hawai‘i BOARD OF DIRECTORS UPDATE ALIGNED WITH COMMITMENT TO PRINCIPLES OF ESG Eric Yeaman Independent Director Since 2012 Chairman of the Board since October 1, 2020 Doug Pasquale Lead Independent Director Since 2018 Highly respected young leader in Hawai‘i Brings valuable environmental and non-profit perspectives John Leong Independent Director Since October 1, 2020 2016 Now CHAIR Non-Independent Independent INDEPENDENT (NYSE) 70%* 86% FEMALE 20% 29% CURRENT/FORMER A&B CEO 3 1 ETHNICALLY DIVERSE 50% 43% REIT EXPERTISE 10% 43% BOARD OF DIRECTORS METRICS *Includes a former CEO who was deemed independent under NYSE standards.

34Alexander & Baldwin I NYSE: ALEXPartners for Hawai’i S U P E R I O R M A R K E T F U N D A M E N T A L S Dynamic, Growing Market with Structural Limitations on New Supply H I G H - Q U A L I T Y P O R T F O L I O Irreplaceable Assets with Embedded Growth Opportunities S I M P L I F I C A T I O N N E A R I N G C O M P L E T I O N Facilitates Pivot Back to CRE Investments S T R O N G B A L A N C E S H E E T Supports Accelerated Investment Activity C O M M I T M E N T T O C O R P O R A T E R E S P O N S I B I L I T Y Significant Progress in ESG Initiatives in Recent Years ADVANCING SIMPLIFICATION, PIVOTING TO GROWTH ‘

A P P E N D I X 35Alexander & Baldwin I NYSE: ALEXPartners for Hawai’i

36Alexander & Baldwin I NYSE: ALEXPartners for Hawai‘i RECONCILIATION OF GAAP TO NON- GAAP MEASURES DOLLARS IN MILLIONS CRE NET OPERATING INCOME Three Months Ended Sept. 30, 2021 Three Months Ended Sept. 30, 2020 Change CRE Operating Profit (Loss) $19.0 $11.0 $8.0 Plus: Depreciation and amortization 9.2 9.5 (0.3) Less: Straight-line lease adjustments (1.1) 0.6 (1.7) Less: Favorable/(unfavorable) lease amortization (0.1) (0.1) - Less: Termination income (0.1) (1.1) 1.0 Plus: Other (income)/expense, net (0.4) - (0.4) Plus: Selling, general, administrative and other expenses 1.6 1.7 (0.1) NOI $28.1 $21.6 $6.5 Less: NOI from acquisitions, dispositions and other adjustments (0.7) (0.5) (0.2) Same-Store NOI $27.4 $21.1 $6.3 Note: Additional information is included in the Company’s quarterly Supplemental Information report, which is furnished to the SEC and available at www.alexanderbaldwin.com.

37Alexander & Baldwin I NYSE: ALEXPartners for Hawai‘i RECONCILIATION OF NET INCOME (LOSS) AVAILABLE TO A&B COMMON SHAREHOLDERS TO FFO AND CORE FFO DOLLARS IN MILLIONS FUNDS FROM OPERATIONS (FFO) AND CORE FFO Three Months Ended Sept. 30, 2021 Three Months Ended Sept. 30, 2020 Net income (loss) available to A&B common shareholders $6.3 $3.0 Depreciation and amortization of commercial real estate properties 9.2 9.5 Gain on the disposal of commercial real estate properties, net - - FFO $15.5 $12.5 Exclude items not related to core business: Land Operations Operating (Profit) (1.7) (3.1) Materials & Construction Operating (Profit) Loss 0.3 (1.6) Loss from discontinued operations 0.6 - Income (loss) attributable to noncontrolling interest 0.1 0.2 Income tax expense (benefit) - - Non-core business interest expense 3.1 3.6 Core FFO $17.9 $11.6 Note: Additional information is included in the Company’s quarterly Supplemental Information report, which is furnished to the SEC and available at www.alexanderbaldwin.com.

38Alexander & Baldwin I NYSE: ALEXPartners for Hawai‘i RECONCILIATION OF CORE FFO STARTING FROM COMMERCIAL REAL ESTATE OPERATING PROFIT DOLLARS IN MILLIONS CORE FUNDS FROM OPERATIONS (CORE FFO) Three Months Ended Sept. 30, 2021 Three Months Ended Sept. 30, 2020 CRE Operating Profit $19.0 $11.0 Depreciation and amortization of commercial real estate properties 9.2 9.5 Corporate and other expense (6.8) (5.4) Core business interest expense (3.5) (3.5) Core FFO $17.9 $11.6 Note: Additional information is included in the Company’s quarterly Supplemental Information report, which is furnished to the SEC and available at www.alexanderbaldwin.com.

39Alexander & Baldwin I NYSE: ALEXPartners for Hawai‘i RECONCILIATION OF CONSOLIDATED NET INCOME TO CONSOLIDATED ADJUSTED EBITDA DOLLARS IN MILLIONS CONSOLIDATED ADJUSTED EBITDA TTM Sept. 30, 2021 TTM Sept. 30, 2020 Net Income (Loss) $30.5 $9.1 Depreciation and amortization 50.5 54.4 Interest expense 27.8 30.4 Income tax expense (benefit) (0.3) (0.9) Consolidated EBITDA $108.5 $93.0 Asset impairments related to the M&C segment - 5.6 Consolidated Adjusted EBITDA $108.5 $98.6 Note: Additional information is included in the Company’s quarterly Supplemental Information report, which is furnished to the SEC and available at www.alexanderbaldwin.com.